                                  ACORN FUND
                              ACORN INTERNATIONAL
                                   ACORN USA
                                 ACORN TWENTY
                              ACORN FOREIGN FORTY


                         Supplement dated July 7, 2000
           to Prospectus dated May 1, 2000 of Acorn Investment Trust

     PROPOSED ADVISORY AGREEMENT. As of June 9, 2000, Wanger Asset Management, L.P. ("WAM"), the Funds' investment adviser, and Wanger Asset Management, Ltd., the general partner of WAM, entered into an Agreement and Plan of Merger ("Merger Agreement") with Liberty Financial Companies, Inc. ("Liberty") and WAM Acquisition L.P., a newly formed limited partnership ("Liberty Sub"). Under the Merger Agreement, Liberty Sub would be merged with and into WAM (the "Merger"). WAM would be the surviving entity and would be a wholly-owned subsidiary of Liberty. After the merger, WAM will operate under the name Liberty Wanger Asset Management, L.P. ("Liberty WAM").

     On July 6, 2000, the Acorn trustees (on behalf of each of the Funds) approved a new investment advisory agreement with Liberty WAM (the "Proposed Advisory Agreement") that, if approved by shareholders, will become effective upon the consummation of the Merger (the "Effective Date"). You will receive a proxy statement describing the Merger and the Proposed Advisory Agreement in more detail and seeking approval of the Proposed Advisory Agreement by the shareholders of each Fund. The Merger Agreement provides that the Merger is conditioned upon the shareholders of each of Acorn Fund, Acorn International and Acorn USA approving the Proposed Advisory Agreement and certain other conditions are met.

     MULTIPLE CLASSES OF SHARES. The Acorn trustees also authorized the offering of multiple classes of shares for each of the Acorn Funds beginning on the Effective Date. Existing Fund shares will be designated Class Z shares as of the Effective Date. Class Z shares will continue to be sold without any sales load and to have the same privileges as are currently provided (except as provided below). Holders of an existing account on the Effective Date will remain eligible to purchase Class Z shares of each Acorn fund as long as the shareholder continuously holds Class Z shares of a Fund. Class Z shares will also be available for purchase by members of the families of existing Acorn shareholders who continue to hold Class Z shares, by certain institutional investors and by certain other eligible investors described from time to time in the Funds' prospectuses. Class Z shares generally will not be available for purchase by other new investors after the Effective Date. More information about persons eligible to purchase Class Z shares will be included in a new Acorn funds prospectus that will be sent to all shareholders promptly after the Effective Date.

     EXCHANGE PRIVILEGE. After the Effective Date, no additional exchanges from the Acorn funds to the Reich & Tang money market funds will be permitted. Instead, Acorn shareholders will have the ability to exchange their Acorn Class Z shares for shares of one or more money market funds managed by affiliates of Liberty. Holders of Acorn Class Z shares will also have the ability to exchange their shares for shares of certain other mutual funds managed by affiliates of Liberty. More information about the exchange privilege will be included in a new Acorn funds prospectus that will be sent to all shareholders promptly after the Effective Date.

     NAME CHANGES. As of the Effective Date, the Funds' names will be changed to "Liberty Acorn Fund," "Liberty Acorn International," "Liberty Acorn USA," "Liberty Acorn Twenty," and "Liberty Acorn Foreign Forty", respectively. The name of Acorn Investment Trust will be changed to "Liberty Acorn Investment Trust."

     ANTICIPATED EFFECTIVE DATE. Subject to the receipt of the necessary shareholder approvals and the satisfaction of other conditions contained in the Merger Agreement, it is anticipated that the Effective Date will occur as soon as reasonably practicable after the requisite shareholder approvals have been obtained.

                           ACORN INVESTMENT TRUST

                       Supplement dated July 7, 2000 to
                      Statement of Additional Information
                               dated May 1, 2000

     WAM Brokerage Services, L.L.C., distributor of the shares of each of the Acorn funds, may from time to time sponsor contests, drawings or sweepstakes in which shares of one or more of the Acorn funds may be awarded as prizes. Any shares so awarded will be purchased by WAM Brokerage Services, on the same terms on which shares are made available for purchase by others, and transferred to one or more persons selected as the winner or winners of such contests, drawings or sweepstakes, or WAM Brokerage Services may pay for fund shares to be issued directly to such winner or winners. Any such contest, drawing or sweepstakes will be conducted without cost to the funds, which will receive the full net asset value of any shares so awarded.